Supplement Dated September 28, 2017

To Prospectuses and Brochures dated May 1, 2017

SUPPLEMENT

to Brochures of Mutual of America Life Insurance Company Separate Account No. 1

Defined Contribution (Standard); Defined Contribution (Alternate);

and Defined Benefit/Pension Investment

and

Prospectuses of Mutual of America Life Insurance Company Separate Account No. 2

Thrift Plan Contracts; TDA, VEC, IRA AND FPA Contracts (TVIF); and 457 Plan Contracts

Currently, the investment adviser for the American Century VP Capital Appreciation Fund reimburses us for our administrative expenses at an annual rate of 0.25% of the assets invested in the Separate Account Fund for which the American Century VP Capital Appreciation Fund is the Underlying Fund (“American Century Separate Account Fund”). We apply all such reimbursements, to the extent received by us, to reduce Total Separate Account Annual Expenses for your Account Value invested in the American Century Separate Account Fund.

Effective on or about October 9, 2017, all assets of the American Century Separate Account Fund will be invested in a new share class of the American Century VP Capital Appreciation Fund with Total Annual Fund Operating Expenses of 0.65% (the “New Share Class”), rather than the current share class with Total Annual Fund Operating Expenses of 1.00%. Currently, the Fund’s adviser has agreed to waive 0.04 percentage points of the Fund’s management fee, resulting in Total Annual Fund Operating Expenses after the fee waiver of 0.61% for the New Share Class and 0.96% for the current share class.* As of that date, the investment adviser for the American Century VP Capital Appreciation Fund will cease to reimburse us for administrative expenses, and therefore no further reductions to the Total Separate Account Annual Expenses for your Account Value invested in the American Century Separate Account Fund will occur as a result of discontinuing the reimbursement arrangement. However, investment in the New Share Class will result in an overall reduction in expenses for investors that invest in American Century Separate Account Fund.

Accordingly, in each section of the Prospectus or Brochure that refers to Adviser Reimbursements, all references to the American Century VP Capital Appreciation Fund have been removed, including text in the “Adviser Reimbursement” footnote in the “TABLES OF ANNUAL EXPENSES” and “TABLES OF EXPENSES” sections, in the Prospectuses and Brochures, respectively, and the section entitled “Charges under the Contracts.” All references to American Century and American Century VP Capital Appreciation Fund have also been removed from the section entitled “Separate Account Charge Reduction – Reimbursement from American Century, T. Rowe Price, PIMCO and Fidelity.”

*

The adviser of the American Century VP Capital Appreciation Fund has agreed to waive 0.04 percentage points of the Fund’s management fee for all share classes and cannot terminate this waiver prior to July 31, 2018 without the approval of the Board of Directors of the Fund.

Additionally, in the “TABLES OF ANNUAL EXPENSES” and “TABLES OF EXPENSES” sections, in the Prospectuses and Brochures, respectively, the Maximum stated for the Total Annual Underlying Fund Operating Expenses has been reduced from 1.00% to 0.85%.

The dollar values in the Example Based on Maximum Costs in the Thrift Plan Contracts Prospectus will read as follows:

	1 Year	3 Years	5 Years	10 Years
403(b)/401(a)/(k) Maximum(1)	$307	$967	$1,695	$3,857

(1)	Assumed Annual Contract Fee of $14.29 per $10,000 of Separate Account value and an average account balance of $16,797.

The dollar values in the Example Based on Maximum Costs in the TDA, VEC, IRA AND FPA Contracts (TVIF) Prospectus will read as follows:

	1 Year	3 Years	5 Years	10 Years
IRA/FPA/TDA Maximum(1)	$296	$932	$1,633	$3,718

(1)	Assumed Annual Contract Fee of $3.45 per $10,000 of Separate Account value and an average account balance of $69,524.

The dollar values in the Example Based on Maximum Costs in the 457 Plan Contracts Prospectus will read as follows:

	1 Year	3 Years	5 Years	10 Years
Maximum(1)	$298	$939	$1,646	$3,747

(1)	Assumed Annual Contract Fee of $5.69 per $10,000 of Separate Account value and an average account value of $42,187.

*            *             *

If you have any questions regarding this supplement or if you wish to receive a Prospectus or Brochure for your Contract or prospectuses for the Underlying Funds available under your Contract, please contact us at 1-800-574-9267.

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